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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Registration Statement No. 333-75473 of Anthracite Capital, Inc. on Form S-3 of our report dated March 17, 1999 which is incorporated by reference within such Registration Statement.

    We also consent to the reference to us under the heading "Experts" in the Prospectus.

New York, New York
February 3, 2000